UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report - October 14, 2013

(Date of earliest event reported)

INGERSOLL-RAND PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-34400	98-0626632
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

170/175 Lakeview Drive

Airside Business Park

Swords, Co. Dublin

Ireland

(Address of principal executive offices, including zip code)

+(353)(0)18707400

(Registrant’s phone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On October 18, 2013, Ingersoll-Rand plc (the “Company”) issued a press release announcing its third quarter 2013 results. The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference.

Item 2.06 Material Impairments

As previously disclosed in a Form 8-K on September 20, 2013, the Company performed an interim impairment test on goodwill of its Security Technologies Europe, Middle East, India, and Africa (EMEIA) reporting unit during the third quarter of 2013. In its 2012 Form 10-K filing, the Company disclosed that the fair value of its Security Technologies EMEIA reporting unit exceeded its carrying value by 2.5% as of October 1, 2012. The Company continued to monitor the close proximity of the reporting unit’s carrying value compared to its fair value and, in the third quarter, determined it was required to complete the first step of a two-step interim impairment test, as defined under U.S. GAAP. The first step of the goodwill impairment test compares the carrying value of a reporting unit to its estimated fair value. The results of the third quarter 2013 interim impairment test indicated that the estimated fair value of the Security Technologies EMEIA reporting unit was less than its carrying value; consequently, on October 14, 2013, the Company completed the second step of the interim impairment test which resulted in a $111.4 million non-cash pre-tax ($106.2 million after-tax) goodwill impairment charge which has been recorded in the Company’s results of operations for the three and nine months ended September 30, 2013. This non-cash impairment charge will not impact our compliance with our existing debt covenants or our borrowing capacity under current credit arrangements.

In connection with the proposed spin-off of the commercial and residential security businesses to Allegion plc (“Allegion”), the carve out financial statements of Allegion have been included in a Form 10 registration statement. When those carve out financials statements of Allegion are updated with the results of operations for the nine months ended September 30, 2013, they will include a $137.6 million non-cash pre-tax ($131.2 million after-tax) goodwill impairment charge related to the EMEIA reporting unit calculated using carve out financial statement basis of presentation assumptions. This non-cash impairment charge is not anticipated to impact Allegion’s compliance with debt covenants or borrowing capacity under proposed credit arrangements. We believe the Security Technologies EMEIA reporting unit will remain a part of the future success of Allegion following its proposed spin-off.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Ingersoll-Rand plc dated October 18, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL-RAND PUBLIC LIMITED COMPANY
(Registrant)

Date: October 18, 2013	By:	/s/ Susan K. Carter
Susan K. Carter
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Ingersoll-Rand plc dated October 18, 2013.